Exhibit 10.1
Execution Version

THIS AMENDMENT AND MATURITY EXTENSION AGREEMENT (this “Agreement”) dated as of December 14, 2015 is among ANADARKO PETROLEUM CORPORATION (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below, each of the existing lenders under the Credit Agreement and signatory hereto that shall continue to be lenders thereunder pursuant to the terms hereof (the “Continuing Lenders”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders party thereto are parties to that certain Revolving Credit Agreement dated as of June 17, 2014 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
B.    The Borrower has heretofore requested pursuant to Section 2.18 of the Credit Agreement that the Maturity Date be extended by one year from January 23, 2020 to January 23, 2021 (the “Maturity Extension”).
C.    The Borrower, each Swingline Lender, and each of the other Lenders party hereto have agreed, pursuant to Section 9.02(b) of the Credit Agreement, to make certain amendments to the Credit Agreement (the “Amendments”) relating to the Borrowing of Swingline Loans, in each case, as more fully set forth herein.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Reallocation of Commitments; Extension of Maturity Date. Effective as of the Effective Date (as defined in Section 4 hereof), the Maturity Date applicable to each Continuing Lender party hereto shall be January 23, 2021. Each party hereto hereby waives any timing, notice or other similar requirement pursuant to Sections 2.18(a) of the Credit Agreement required in connection with the Maturity Extension.
SECTION 2.    Agreements. Each Continuing Lender party hereto hereby agrees that (a) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, and (b) it will perform in accordance with the terms of the Credit Agreement, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender to the extent of its Commitment.
SECTION 3.    Amendments to Credit Agreement. From and after the Effective Date, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms thereto in correct alphabetical order:
“Swingline Commitment” means (a) with respect to each of JPMorgan Bank, N.A. and Wells Fargo Bank, National Association, each as a Swingline Lender, $100,000,000 or (b) if such Lender has entered into an Assignment and Assumption, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 9.04(b)(iii).
“Total Revolving Credit Exposure” means, the sum of the outstanding principal amount of all Lenders’ Revolving Loans, their L/C Exposure and their Swingline Exposure at such time; provided that clause (a) of the definition of Swingline Exposure shall only be applicable to the extent Lenders shall have funded their respective participations in the outstanding Swingline Loans.

(b)    The definition of “Majority Lenders” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso to the end of the first sentence thereof:
“; provided that for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, then, as to each Lender, clause (a) of the definition of Swingline Exposure shall only be applicable for purposes of determining its Revolving Credit Exposure to the extent such Lender shall have funded its participation in the outstanding Swingline Loans”.
(c)    The definition of “Swingline Exposure” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Swingline Exposure” means, at any time, the aggregate Principal Amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the total Swingline Exposure at such time other than with respect to any Swingline Loans made by such Lender in its capacity as a Swingline Lender and (b) the aggregate principal amount of all Swingline Loans made by such Lender as a Swingline Lender outstanding at such time (less the amount of participations funded by the other Lenders in such Swingline Loans), in each case, adjusted to give effect to any reallocation under Section 2.21 of the Swingline Exposures of Defaulting Lenders in effect at such     time.
(d)    Section 2.02(a) of the Credit Agreement is hereby amended by the following language to the end of the first proviso contained therein:
“and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans then outstanding”.
(e)    Section 2.20(a) of the Credit Agreement is hereby amended by:

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(i)    replacing clause (iii) thereof in its entirety with the following:
“(iii) the aggregate Principal Amount of outstanding Swingline Loans made by such Swingline Lender exceeding such Swingline Lender’s Swingline Commitment”.
(ii)    replacing the “or” appearing immediately prior to clause (iii) in the first sentence thereof with a “,” and
(iii)    adding the following new language immediately after the end of clause (iii) and immediately prior to the proviso contained in the first sentence thereof:
“or (iv) such Swingline Lender’s Revolving Credit Exposure exceeding its Commitment”.
(f)    Section 2.20(b) of the Credit Agreement is hereby amended by:
(i)    replacing the reference to “the relevant Swingline Lender” contained in the third sentence thereof with a reference to “the Swingline Lenders”; and
(ii)    replacing the final sentence thereof in its entirety with the following:
“Each Swingline Lender shall make its ratable portion of the requested Swingline Loan (such ratable portion to be calculated based upon such Swingline Lender’s Swingline Commitment to the total Swingline Commitments of all Swingline Lenders) available to the Borrower by means of a credit to the general deposit account of the Borrower with such Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.0 (e), by remittance to the relevant Issuing Bank) by 4:00 p.m., New York City time, on the requested date of such Swingline Loan. It is understood and agreed that the failure of any Swingline Lender to make its ratable portion of a Swingline Loan shall not relieve any other Swingline Lender of its obligation hereunder to make its ratable portion of such Swingline Loan on the date of such Swingline Loan, but no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make the ratable portion of a Swingline Loan to be made by such other Swingline Lender on the date of any Swingline Loan.”.
(g)    Section 2.21(c)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender (other than the portion of such Swingline Exposure referred to in clause (b) of the definition of such term) shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that (x) the sum of all non-

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Defaulting Lenders' Revolving Credit Exposures plus such Defaulting Lender's Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders' Commitments and (y) such reallocation does not, as to any non-Defaulting Lender, cause such non-Defaulting Lender’s Revolving Credit Exposure to exceed its Commitments;”.
(h)    Each reference to “total Revolving Credit Exposures” contained in Sections 2.01(a)(i)(B), 2.01(a)(ii)(B), 2.05(b)(ii), 2.05(j), 2.06, 2.08(a) and 2.20(a)(ii) of the Credit Agreement is replaced, in each case, with a reference to “Total Revolving Credit     Exposures”.
SECTION 4.    Effectiveness. This Agreement shall become effective on the date upon which each of the following conditions has been satisfied (the “Effective Date”):
(a)    The Administrative Agent shall have has received counterparts of this Agreement duly executed on behalf of each Continuing Lender (which shall include, in any event, counterparts from the Majority Lenders (determined immediately prior to the Effective Date)) and the Borrower;
(b)    The Borrower shall have delivered to the Administrative Agent, a certificate of the Borrower dated as of the Effective Date and executed by a responsible officer of the Borrower, (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Maturity Extension and (ii) certifying that, (x) before and after giving effect to the Maturity Extension, the representations and warranties contained in Article III of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent such representations and warranties specifically refer to an earlier date (in which case, the Borrower shall certify that the such representations and warranties were true and correct on and as of such earlier date), (y) before and after giving effect to the Maturity Extension and the Amendments, no Default or Event of Default exists or will exist, and (z) no Material Adverse Change has occurred or is continuing; and
(c)    The Borrower shall have paid to the Administrative Agent, for the account of each Continuing Lender, a fee (the “Extension Fee”) in an amount equal to 0.04% of the Commitments extended by such Continuing Lender pursuant to this Agreement.
SECTION 5.    Effect of Amendment.
(a)    On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this     Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, not constitute a waiver of

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any provision of any of the Loan Documents. On and after the Effective Date, this Agreement shall for all purposes constitute a Loan Document.
SECTION 6.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7.    Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR THE RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
SECTION 8.    Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 9.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

ANADARKO PETROLEUM CORPORATION

By:	/s/ Albert L. Richey
Name: Albert L. Richey
Title: Senior Vice President, Finance and Treasurer

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Administrative Agent, Continuing Lender and Swingline Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Dave Katz
Name: Dave Katz
Title: Executive Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender and Swingline Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Borden Tennant
Name: Borden Tennant
Title: Assistant Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Kenneth Phelan
Name: Kenneth Phelan
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	CITIBANK, N.A.

	By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Sherwin Brandford
Name: Sherwin Brandford
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	Mizuho Bank, LTD

	By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

By:
Name:
Title:

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	BARCLAYS BANK PLC

	By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	BNP Paribas

	By:	/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

	By:	/s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	CREDIT AGRICOLE CORPORAT AND INVESTMENT BANK

	By:	/s/ Dennis Petito
Name: Dennis Petito
Title: Managing Director

	By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	Credit Suisse AG, Cayman Islands Branch

	By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

	By:	/s/ Stefan Dickenmann
Name: Stefan Dickenmann
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	Deutsche Bank AG New York Branch

	By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

	By:	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	DNB CAPITAL LLC

	By:	/s/ Robert Dupree
Name: Robert Dupree
Title: Senior Vice President

	By:	/s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	Morgan Stanley Bank, N.A.

	By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	SOCIETE GENERALE

	By:	/s/ Diego Medina
Name: Diego Medina
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	Standard Chartered Bank

	By:	/s/ Rodrigo Gonzalez
Name: Rodrigo Gonzalez
Title: Executive Director Capital Markets

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	Sumitomo Mitsui Banking Corporation

	By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	The Bank of Nova Scotia

	By:	/s/ J. Frazell
Name: J. Frazell
Title: Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	UBS AG, Stamford Branch

	By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

	By:	/s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	THE STANDARD BANK OF SOUTH AFRICA LIMITED

	By:	/s/ Pablo Gonzalez-Spahr
Name: Pablo Gonzalez-Spahr
Title: Executive

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]

Continuing Lender:	THE BANK OF NEW YORK MELLON

	By:	/s/ Hussam S. Alsahlani
Name: Hussam S. Alsahlani
Title: Vice President

[Signature Page to Anadarko Amendment and Maturity Extension Agreement (5-Year Facility)]